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                            ----------------------
      NUMBER                        METZLER                       SHARES
MG                                   GROUP
                            MANAGEMENT CONSULTANTS
                            ----------------------

                            THE METZLER GROUP, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE                              CUSIP 592903 10 8
    IN CHICAGO OR NEW YORK

This Certifies that






is the record holder of

   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

                            THE METZLER GROUP, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Amended and Restated Certificate of Incorporation and By-Laws of the Corporation and the amendments from time to time made thereto, copies of which are on file at the principal office of the Corporation, to all of which the holder of this certificate by acceptance hereof assents.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

                  [CORPORATE SEAL OF THE METZLER GROUP, INC.]


                                                /s/ Robert P. Maher
                                                CHAIRMAN OF THE BOARD, PRESIDENT
                                                AND CHIEF EXECUTIVE OFFICER




                                         COUNTERSIGNED AND REGISTERED:
                                           HARRIS TRUST AND SAVINGS BANK
                                                                TRANSFER AGENT
                                                                 AND REGISTRAR

                                         BY
                                                          AUTHORIZED SIGNATURE

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

                            THE METZLER GROUP, INC.

  The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating optional or other special rights of such shares of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such information may be obtained from the Secretary of the Corporation.


  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM  -- as tenants in common
  TEN ENT  -- as tenants by the entireties
  JT TEN   -- as joint tenants with right of
              survivorship and not as tenants
              in common


  UNIF GIFT MIN ACT -- ..............Custodian..............
                          (Cust)                 (Minor)
                       under Uniform Gifts to Minors
                       Act..................................
                                      (State)
  UNIF TRF MIN ACT  -- ...........Custodian (until age.....)
                          (Cust)
                       .............under Uniform Transfers
                          (Minor)
                       to Minors Act.......................
                                          (State)



    Additional abbreviations may also be used though not in the above list.


  FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
- ----------------------------------------

- ----------------------------------------


- --------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- ------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------------------


                                       X
                                         ---------------------------------------

                                       X
                                         ---------------------------------------
                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed





By
  --------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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AMERICAN BANK NOTE COMPANY  SEPT 17, 1996 dw
3504 ATLANTIC AVENUE
SUITE 12                    046277bk
LONG BEACH, CA  90807
(310) 989-2333
(FAX) (310) 426-7450      Proof ____    REV 1
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